Exhibit 10.3

WORTHINGTON INDUSTRIES, INC.

AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

25,000 SHARES

GEOFFREY G. GILMORE

AMENDMENT NO. 1

This is Amendment No. 1 to the Restricted Stock Award Agreement (this "Agreement'') effective as of June 24, 2014 (the "Grant Date") by and between Worthington Industries, Inc. (the "Company") and Geoffrey G. Gilmore (the "Participant"). This Amendment is effective as of September 26, 2018.

1.	Section 2 of the Agreement is amended in its entirety to read as follows:
Section 2.	Vesting.

(a)    General. Subject to Section 3, the Restricted Stock will vest if both the Time Based Vesting Condition and the Performance Condition are met within the Award Period (as defined below).

(b)    Time Based Vesting Condition. The Restricted Stock will meet the Time Based Vesting Condition on the sixth annual anniversary of the Grant Date (June 24, 2020); provided that the Participant has continuously remained an employee of the Company or a subsidiary of the Company through such date.

(c)    Performance Based Vesting Condition. The Performance Condition will be met if during any 30-consecutive-calander-day period falling within the Award Period (as defined below), the reported closing price of the Company's Shares equals or exceeds $60.00 per Share. Meeting of the Performance Condition is subject to certification by the Committee that the foregoing performance criteria have been established and the Performance Condition applicable to the Restricted  Stock have been met on the date as of which such certification is made.

The Restricted Stock will be forfeited if the conditions for vesting set forth in Section 2 or  Section 3 are not met by the end of the Award Period.

The "Award Period" is the period beginning on the Grant Date and ending on the sixth anniversary of the Grant Date.

2.	The remaining provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed effective as September 26, 2018.

PARTICIPANT	WORTHINGTON INDUSTRIES, INC.

/s/ Geoffrey Gilmore	By:	/s/ Dale T. Brinkman
Signature

/s/ Geoffrey Gilmore	Its:	Vice President
Printed Name

Dated: 9/26/2018	Dated: 9/26/2018